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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

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       Date of Report (Date of earliest event reported) October 15, 2008
                                                        -----------------

                         TIME LENDING, CALIFORNIA, INC.
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             (exact name of registrant as specified in its charter)

                                     Nevada
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                 (State or other jurisdiction of incorporation)

      333-59114                                            33-0730042
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Commission File Number                        IRS Employer Identification Number

 1580 N. Batavia St #2, Orange, California               92867
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                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (714) 288-5901
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        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

        |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

        |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

        |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

        |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 4.01     CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.
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On October 15, 2008, the Board of Directors of Time Lending, California, Inc.
(the "Registrant") accepted the resignation of Jasper + Hall PC as its auditors. The Board of Directors of the Registrant accepted approved the appointment of

Ronald R. Chadwick, P.C.
Certified Public Accountant
2851 South Parker Road, Suite 720
Aurora, Colorado  80014

as its new auditors. The Registrant does not have an audit committee other than the members of the Board of Directors.

During the Registrant's fiscal years 2007-2008, and during the interim period there have been no past disagreements between the Registrant and Jasper + Hall PC, on any matter of accounting principles or practices, financial statement disclosure or auditing, scope or procedure.

The audit reports provided by the Registrant's auditors, Jasper + Hall PC, for the fiscal years ended June 30, 2008 did not contain any adverse opinion or disclaimer of opinion nor was any report modified as to uncertainty, audit scope or accounting principles.

During the two most recent fiscal years and through the date hereof, neither the Registrant nor any one on behalf of the Registrant has consulted with Ronald R. Chadwick, P.C regarding the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Registrant's financial statements, or any other matters or reportable events required to be disclosed under Items 304 (a) (2) (i) and
(ii) of Regulation S-B.



ITEM 8.01        OTHER EVENTS.
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None

ITEM 9.01     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
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     (d)  Exhibits


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act or 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: December 10, 2008                    TIME LENDING, CALIFORNIA, INC.

                                          By: /s/ Michael P. Pope
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                                              Michael P. Pope
                                              President